UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No._)

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                                                                  RICHMOND MUTUAL BANCORPORATION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 17, 2020

Dear Fellow Shareholder:

On behalf of the Board of Directors and management of Richmond Mutual Bancorporation, Inc., I cordially invite you to attend our 2020 annual meeting of shareholders.  The annual meeting will be held at 9:00 a.m., Eastern Time, on May 20, 2020, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana.

The matters expected to be acted upon at the annual meeting are described in detail in the attached Notice of Annual Meeting of Shareholders and proxy statement.  An important part of the annual meeting is the shareholder vote on corporate business items.  I urge you to exercise your rights as a shareholder to vote and participate in this process.  At the Annual Meeting, we will present management’s report to you on Richmond Mutual Bancorporation’s 2019 financial and operating performance.

We encourage you to carefully review this year’s notice and proxy statement which contain important information about the proxy voting and the business to be conducted at the annual meeting.  We encourage you to vote your shares as promptly as possible by telephone, online or by mail in advance of the annual meeting even if you plan to attend. Every shareholder vote is important, and we want to ensure that your shares are represented at the meeting. Your prompt response will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. Returning the proxy or voting electronically does NOT deprive you of your right to attend the meeting and to vote your shares in person for matters being acted upon at the meeting.

Your Board of Directors and management are committed to the continued success of Richmond Mutual Bancorporation and the enhancement of the value of your investment.  As Chairman, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

Sincerely,

Garry D. Kleer

Chairman, President and Chief Executive Officer

RICHMOND MUTUAL BANCORPORATION, INC.

31 North 9th Street

Richmond, Indiana 47374

(765) 962-2581

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2020

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Richmond Mutual Bancorporation, Inc. will be held as follows:

TIMEWednesday, May 20, 2020, at 9:00 a.m., Eastern Time

PLACE*First Bank Richmond Financial Center

31 North 9th Street

Richmond, Indiana

BUSINESS   (1)  Election of four directors of Richmond Mutual Bancorporation, Inc.

(2)  Ratification of the appointment of BKD LLP as Richmond Mutual Bancorporation, Inc.’s independent registered public accounting firm for the year ending December 31, 2020.

RECORD DATEHolders of record of Richmond Mutual Bancorporation, Inc. common stock at the close of business on March 26, 2020, are entitled to receive this Notice and to vote at the annual meeting of shareholders, or any adjournment or postponement thereof.

PROXY VOTINGIt is important that your shares be represented and voted at the annual meeting.  To ensure that your shares are represented at the annual meeting, please take the time to vote by Internet or telephone or by mailing a completed proxy card as soon as possible.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

Garry D. Kleer

Chairman, President and Chief Executive Officer

Richmond, Indiana

April 17, 2020

*  As part of our precautions regarding the coronavirus (COVID-19), we may impose restrictions on meeting attendees or decide to hold the meeting by means of remote communication such as live audio or webcast. We will announce any change to our annual meeting no later than May 6, 2020 via a press release, posting details on our website and filing materials with the SEC. We strongly recommend that you vote your shares in advance of the annual meeting.

Important Notice Regarding the Availability of

Proxy Materials for the Shareholder Meeting To Be Held on May 20, 2020.

Richmond Mutual Bancorporation Inc.’s proxy statement, Annual Report to Shareholders and electronic proxy card are available on the Internet at http://www.proxyvote.com.

You are encouraged to review all of the information contained in the proxy statement before voting.

31 North 9th Street

Richmond, Indiana 47374

(765) 962-2581

PROXY STATEMENT

INTRODUCTION

The Board of Directors of Richmond Mutual Bancorporation, Inc. (the “Company,” “Richmond Mutual Bancorporation,” “we,” “us” or “our”) is using this proxy statement to solicit proxies from the holders of common stock of the Company for use at our upcoming annual meeting of shareholders.  The annual meeting of shareholders will be held at 9:00 a.m., Eastern Time on Wednesday, May 20, 2020, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana.  Because of the coronavirus (COVID-19), we may impose restrictions on meeting attendees or decide to hold the meeting by means of remote communication such as live audio or webcast. We will announce any change to our annual meeting no later than May 6, 2020 via a press release, posting details on our website and filing materials with the SEC. We strongly recommend that you vote your shares in advance of the annual meeting.

At the annual meeting, shareholders will be asked to vote on two proposals which are set forth in the accompanying Notice of Annual Meeting of Shareholders and are described in more detail below.  Shareholders also will consider any other matters that may properly come before the annual meeting, although the Board of Directors knows of no other business to be presented.  Certain of the information in this proxy statement relates to First Bank Richmond, a wholly owned subsidiary of the Company.

By submitting your proxy, either by executing and returning the enclosed proxy card or by voting electronically via the Internet or by telephone, you authorize the Company’s Board of Directors to represent you and vote your shares at the annual meeting in accordance with your instructions.  The Board of Directors also may vote your shares to adjourn the annual meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the annual meeting. This proxy statement and the accompanying materials are first being made available to shareholders on or about April 17, 2020.

Your vote is important.  You may vote your shares by Internet or telephone.  You also may vote by sending a completed proxy card by regular mail or by submitting a ballot in person at the annual meeting.  We encourage you to attend the annual meeting in person.  Whether or not you plan to attend the annual meeting, please read the proxy statement and vote your shares by Internet or telephone or by sending a completed proxy card by regular mail as promptly as possible.  This will ensure that your shares are represented at the annual meeting.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, shareholders will be asked to vote on the following proposals:

Proposal 1.  Election of four directors of Richmond Mutual Bancorporation, with three of the directors being elected for a three-year term and one of the directors being elected for a two-year term.

Proposal 2.  Ratification of the appointment of BKD LLP as Richmond Mutual Bancorporation’s independent registered public accounting firm for the year ending December 31, 2020.

The shareholders also will transact any other business that may properly come before the annual meeting, although as of the date of this proxy statement the Board of Directors knows of no other business to be presented.  If any other proposal properly comes before the shareholders for a vote at the annual meeting, the proxy holders will vote your shares in accordance with their best judgment. Members of our management team will be present at the annual meeting to respond to appropriate questions from shareholders.

How does the Board of Directors recommend I vote on the proposals?

The Board of Directors recommends that you vote:

•	FOR the election of the four director nominees named in this proxy statement.

•	FOR ratification of the appointment of BKD LLP as Richmond Mutual Bancorporation’s independent registered public accounting firm for the year ending December 31, 2020.

Who can vote at the annual meeting?

The record date for the annual meeting is March 26, 2020.  Only shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the annual meeting.  The only class of stock entitled to be voted at the annual meeting is the common stock of the Company.  Each outstanding share of common stock is entitled to one vote for each matter before the annual meeting; provided, however, that pursuant to Section D of Article 5 of the Company’s charter, no shareholder who beneficially owns more than ten percent of the shares of the Company’s common stock outstanding as of that date may vote shares in excess of this limit.  At the close of business on the record date, the Company had 13,526,625 shares of common stock outstanding.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your broker or nominee.  As the beneficial owner, you have the right to direct your broker or nominee how to vote.

Can I attend the annual meeting?

If you are a shareholder as of the close of business on March 26, 2020, you may attend the annual meeting.  However, if you hold your shares in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or a letter from your bank or broker, are examples of proof of ownership.  If you want to vote your shares of Richmond Mutual Bancorporation common stock held in street name in person at the annual meeting, you must get a written proxy in your name from the broker, bank or other nominee who holds your shares.

What are the quorum and vote requirements?

The annual meeting will be held only if there is a quorum.  A quorum exists if one-third of the outstanding shares of common stock entitled to vote, represented in person or by proxy, is present at the annual meeting.  If you return valid proxy instructions or attend the annual meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.  Broker non-votes also will be counted for purposes of determining the existence of a quorum.  A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

How many votes are required to approve the proposals?

Directors are elected by a plurality of the votes cast by Richmond Mutual Bancorporation shareholders at the annual meeting.  Votes may be cast for or withheld from a nominee.  Votes that are withheld and broker non-votes have no effect on the election of the director nominees.  Ratification of the appointment of BKD LLP requires the affirmative vote of a majority of the votes cast on the matter.  Abstentions and broker non-votes will not be counted as votes cast on these matters.  Accordingly, abstentions and broker non-votes will have no effect on ratification of the appointment of BKD LLP.

How do I vote?

You may vote on the Internet.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote on the Internet by following the instructions included with the proxy card.  If you vote on the Internet, you do not have to mail in your proxy card.

You may vote by telephone.  If you are a registered stockholder, that is, if you hold your stock in your own name, you may vote by telephone by following the instructions included with the proxy card.  If you vote by telephone, you do not have to mail in your proxy card.

You may vote by mail.  If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

You may vote in person at the meeting.  If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy form from the institution that holds your shares indicating that you were the beneficial owner of Richmond Mutual Bancorporation common stock on March 26, 2020, the record date for voting at the annual meeting.

Can I vote on the Internet or by telephone if I am not a registered stockholder?

If your shares are held in “street name” by a broker or other nominee, you should check the voting form used by that firm to determine whether you will be able to vote on the Internet or by telephone.

Can I change my vote after I submit my proxy?

You may revoke your proxy at any time before the vote is taken at the annual meeting.  If you are a registered shareholder, you may revoke your proxy and change your vote at any time before the polls close at the annual meeting by:

•  signing another proxy with a later date;

•  voting by telephone or on the Internet -- your latest telephone or Internet vote will be counted;

•  giving written notice of the revocation of your proxy to the Secretary of Richmond Mutual Bancorporation prior to the annual meeting; or

•  voting in person at the annual meeting.  Attendance at the annual meeting will not in and of itself constitute revocation of your proxy.

If you have instructed a broker, bank or other nominee to vote your shares, you must follow directions received from your nominee to change those instructions.

What if I do not specify how my shares are to be voted?

If you submit an executed proxy by Internet, phone or mail but do not indicate any voting instructions, your shares will be voted:

•  FOR the election of the director nominees to the Company’s Board of Directors.

• FOR the ratification of the appointment of BKD LLP as the Company’s independent registered public accounting firm.

What if my shares are held in “street name” by a broker?

If your shares are held in “street name” by a broker, your broker is required to vote those shares in accordance with your instructions.  If you do not give instructions to your broker, your broker nevertheless will be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote your shares with respect to any “non-discretionary” items.  In the case of non-discretionary items, the shares will be treated as “broker non-votes.” Whether an item is discretionary is determined by the exchange rules governing your broker.  You broker will forward information to you indicating how you can forward voting instructions and whether you can forward them by Internet, phone or mail.

What if my shares are held in Richmond Mutual Bancorporation’s employee stock ownership plan?

If you hold shares in the Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan ( the “ESOP”), you will receive one proxy card that covers the shares held for you in the ESOP, as well as any other shares registered directly in your name (but not shares held beneficially through a bank, broker or other holder of record). If you submit voting instructions for your ESOP shares via the Internet, by telephone or by mail, as described above, by 11:59 p.m. Eastern Time on May 17, 2020, the trustee of the ESOP will vote your shares as you have directed, or if no direction is given, the ESOP trustee will vote your shares “FOR” each of the proposal’s set forth in this proxy statement.   The ESOP trustee, subject to the exercise of its fiduciary duties, will not vote allocated shares for which no proxy card is submitted and will vote all unallocated shares held by the ESOP in the same proportion as shares for which it has received timely voting instructions.

Participants in the ESOP may attend the annual meeting. However, shares held in the ESOP may only be voted as described in this paragraph and cannot be voted at the annual meeting.

BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table shows, as of March 26, 2020 (the voting record date), the beneficial ownership of the Company’s common stock held by:

(1) any persons or entities known by management to beneficially own more than 5% of the outstanding shares of Richmond Mutual Bancorporation’s common stock;

(2) each director and director nominee of Richmond Mutual Bancorporation;

(3) each executive officer of Richmond Mutual Bancorporation named in the 2019 Summary Compensation Table; and

(4) all of the directors and executive officers of Richmond Mutual Bancorporation as a group.

An asterisk (*) in the table indicates that an individual beneficially owns less than one percent of the outstanding common stock of Richmond Mutual Bancorporation.  The address of each of the beneficial owners, except where otherwise indicated, is Richmond Mutual Bancorporation’s address.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”).  As of March 26, 2020, there were 13,526,625 shares of Richmond Mutual Bancorporation common stock issued and outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percent of Common Stock Outstanding(1)
5% or Greater Beneficial Owners
Richmond Mutual Bancorporation, Inc. Employee Stock Ownership Plan	1,082,130		8.0%
Directors and Executive Officers of Richmond Mutual Bancorporation
Garry D. Kleer, Chairman, President and Chief Executive Officer	30,825	(2)	*
E. Michael Blum, Director	15,000		*
Harold T. Hanley, III, Director and Director Nominee	20,000	(3)	*
Jeffrey A. Jackson, Director	25,000		*
Lindley S. Mann, Director and Director Nominee	40,000	(4)	*
W. Ray Stevens, III, Director and Director Nominee	15,000		*
Kathryn Girten, Director and Director Nominee(5)	30,000		*
M. Lynn Wetzel, Director	30,389		*
Donald A. Benziger, Executive Vice President/Chief Financial Officer	747	(2)	*
Dean W. Weinert, President of Mutual Federal, a division of First Bank Richmond	31,033	(6)	*
Directors and executive officers of Richmond Mutual Bancorporation as a group (17 persons)	269,773	(7)	2.0%
____________________
(1)	Except as otherwise noted in these footnotes, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.
(2)	Includes shares allocated to the following individuals under the ESOP over which they have shared voting power and no dispositive power: Mr. Kleer - 825 shares; Mr. Benziger - 647 shares.
(3)	Shares are held in a family trust of which Mr. Hanley and his spouse are co-trustees and share voting and investment power.
(4)	Includes 10,000 shares held indirectly by a Corporation over which shares Mr. Mann has sole voting and investment power.
(5)	Formerly known as Kathyrn Cruz-Uribe.
(Footnotes continued on following page.)

(6)

Represents shares of common stock held jointly by Mr. Weinert and Robin S. Weinert, his spouse.  Ms. Weinert serves as Sr. Vice President of Operations and Retail Banking for First Bank Richmond.  Also includes 606 shares and 427 shares allocated to Mr. and Mrs. Weinert, respectively, under the ESOP over which they have shared voting power and no dispositive power.

(7)

Includes shares held by current directors and executive officers directly, in retirement accounts, in a fiduciary capacity or by certain affiliated entities or members of the named individuals’ families, with respect to which shares the named individuals and group may be deemed to have sole or shared voting and/or dispositive powers.

PROPOSAL 1 - ELECTION OF DIRECTORS

Richmond Mutual Bancorporation’s Board of Directors is currently composed of eight members, each of whom is also a director of First Bank Richmond.  Pursuant to the Company’s charter, the directors shall be divided into three classes, as nearly equal in number as reasonably possible, with approximately one-third of the directors elected annually.

The following table sets forth certain information regarding the composition of Richmond Mutual Bancorporation’s Board of Directors, including each director’s term of office.  The Richmond Mutual Bancorporation Board of Directors, acting on the recommendation of the Corporate Governance and Nominating Committee (the “CGN Committee”), has recommended and approved the nomination of (i) W. Ray Stevens, III, Kathryn Girten (formerly known as Kathryn Cruz-Uribe) and Lindley S. Mann to serve as directors for a term of three years to expire at the annual meeting of shareholders to be held in 2023 and (ii) Harold T. Hanley, III, who was appointed to the board effective September 1, 2019, to serve as a director for a term of two years to expire at the annual meeting of shareholders to be held in 2022.

It is intended that the proxies solicited on behalf of the Richmond Mutual Bancorporation Board of Directors (other than proxies in which the authority to vote for a nominee is withheld) will be voted at the annual meeting “FOR” the election of each of the Company’s director nominees.  If any director nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors, acting on the recommendations of the CGN Committee, may recommend.  At this time, we know of no reason why any director nominee might be unable to serve if elected.

Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which the nominee was selected.  The Board of Directors unanimously recommends that you vote “FOR” the election of the nominees whose names appear below.

Name	Age(1)	Positions with Richmond Mutual Bancorporation	Director Since(2)	Term Expires
Director Nominees
Harold T. Hanley, III	66	Director	2019	2022(3)
Lindley S. Mann	74	Director	1998	2023(3)
W. Ray Stevens, III	69	Director	1994	2023(3)
Kathryn Girten	63	Director	2016	2023(3)

Continuing Directors
Garry D. Kleer	64	Chairman, President, Chief Executive Officer	2002	2022
E. Michael Blum	64	Director	1993	2022
Jeffrey A. Jackson	64	Director	2018	2021
M. Lynn Wetzel	70	Director	2016	2021

(1)  At December 31, 2019.

(2)  Includes years of service on the Board of First Bank Richmond.

(3)  If elected at the annual meeting.

Business Experience and Qualifications of Directors and Director Nominees

The business experience of each director and director nominee of Richmond Mutual Bancorporation for at least the past five years and the experience, qualifications, attributes, skills and areas of expertise of each director that supports his or her service as a director are set forth below.

Harold T. Hanley, III. Mr. Hanley, until his retirement in August 2019, was a Managing Director of Keefe, Bruyette & Woods, Inc., a Stifel Company (”KBW”).  He joined KBW in January of 1995 after 14 years as Chief Financial Officer of two financial institutions located in the Midwest.  Prior to entering the financial services industry, Mr. Hanley was with KPMG (Peat Marwick & Co.) for several years. During his career with KBW, Mr. Hanley led many financial institutions in their mutual conversions and stock offerings.   He has also managed both the buy and sell sides of many merger and acquisition transactions of financial institutions, provided financial consulting services to clients in conjunction with their capital management strategies, and provided advice to assist in reaching their financial objectives.  Over the years Hanley has been a regular speaker at various Banking Conferences. Hanley earned his Bachelor of Business Administration degree from The University of Toledo in 1975 and obtained his CPA license in 1976.  Mr. Hanley’s extensive experience with the financial institutions industry, the capital markets and merger and acquisition transactions gives him a specialized knowledge which he draws upon for service on our board.

Lindley S. Mann. Mr. Mann is president, since 1976, of EG Hill Co., a wholesale florist located in Richmond, Indiana. He also served as president of Hill Floral Products, a floral distributor, from 1992 until it was sold in 2002. Mr. Mann currently serves as a trustee on the board of the Boys and Girls Clubs of Wayne County and in the past was actively involved in the Wayne County Area Chamber of Commerce and the Richmond Art Museum. Mr. Mann received a degree in Business Administration from the University of Mississippi. Mr. Mann’s business and management experience in the retail space, as both an owner and operator, and his 21 years serving as a bank director give him a broad range of experience and knowledge which he draws upon for service on our board and his assigned committees. In addition, his participation in our local business community for over 40 years brings knowledge of the local economy and business opportunities to First Bank Richmond.

W. Ray Stevens, III. Mr. Stevens was the President and Owner of Stevens Wire Products, a manufacturer of wire products, from 1986 until his retirement in 2016. He is a past board member of the Wire Fabricators Association, the Richmond YMCA, the Richmond Redevelopment Commission, the Wayne County Chamber of Commerce and the Forest Hills Country Club and has supported and continues to support various not-for-profit organizations in our community. Mr. Stevens graduated with a Bachelor of Science degree from Indiana University. Mr. Stevens’ business experience as an owner and operator of a manufacturing company, including navigating the numerous business cycles which occurred over his more than 30 years in the industry, and his 25 years serving as a bank director helped him develop valuable skills which he draws upon for service on our board and his assigned committees. In addition, his participation in our local business community for over 30 years brings knowledge of the local economy and business opportunities to First Bank Richmond.

Kathryn Girten. Ms. Girten currently serves as the Chancellor/CEO of Indiana University East located in Richmond, Indiana, a growing, vibrant educational institution with a significant online presence and over 300 employees. As Chancellor, Ms. Girten exercises broad responsibilities for all aspects of the academic, student, financial, development and administrative operations of the campus in coordination with Indiana University central administration. Her responsibilities also include strategic planning, risk assessment (including Information Technology threats and security), federal and state regulatory compliance and maintenance of accreditation standards. Prior to joining Indiana University East in 2013, Ms. Girten was Provost and Vice President for Academic Affairs at California State University, Monterey Bay, from 2007 to 2013, leading all aspects of the academic operations of the university and serving as its second-in-command. Before that she was at Northern Arizona University from 1989 to 2006, serving four years as Dean of the College of Social and Behavioral Sciences. Ms. Girten serves on the boards of the Wayne County Area Chamber of Commerce (past chair of the board), the Richmond Art Museum (second vice president), the Richmond Symphony Orchestra (vice president), the Wayne County Foundation and Reid Health. She earned her BA from Middlebury College, followed by an M.A. and Ph.D. from the University of Chicago. Ms. Girten’s extensive leadership, management and strategic planning experience, as well as her civic and community involvement, provide her with valuable skills beneficial to our board and the committees on which she serves.

Garry D. Kleer. Mr. Kleer has served as Chairman of the Board, President and Chief Executive Officer of Richmond Mutual Bancorporation since its formation in February 2019.  Mr. Kleer joined First Bank Richmond in May 1994 and currently serves as the Chairman of the Board, President and Chief Executive Officer.  He has served as President and Chief Executive Officer of First Bank Richmond since 2001 and was appointed Chairman of the Board in January 2019.  Mr. Kleer also serves as a Chairman of the advisory board of Mutual Federal, which is a division of First Bank Richmond.  Mr. Kleer began his banking career in 1978 at American Fletcher National Bank in the Career Associates Program and was promoted to Vice President and Branch Manager in 1983. In 1986, American Fletcher National Bank, the second largest banking company in Indiana at the time, was acquired by Bank One where Mr. Kleer served as a Vice President until he joined First Bank Richmond as Vice President of Commercial Lending.  His community involvement includes serving on the Boards of the Richmond Symphony Orchestra, Wayne County Revolving Loan Fund, Reid Health Foundation, Boys & Girls Clubs of Wayne County, Indiana Bankers Association and Wayne County Foundation.  Mr. Kleer has also served as Past President of the Boys & Girls Clubs of Wayne County.  He has been recognized with the Indiana University East Chancellor’s Medallion, Junior Achievement Business Hall of Fame, Richmond/Wayne County Distinguished Community Leader, and Boys and Girls Club Man and Youth Award.  Mr. Kleer earned a Bachelor of Science degree in Finance from Indiana University in 1978.  He attended the ABA Graduate School of Commercial Lending and graduated with honors from the Stonier Graduate School of Banking.  With 40 years of experience working in the banking industry, his service on the Boards of numerous community organizations and his extensive involvement in our community, Mr. Kleer brings outstanding leadership skills and a deep understanding of the local banking market and issues facing the banking industry.

E. Michael Blum. Mr. Blum, since 1987, is the President and Owner of Bullerdick’s, a furniture and mattress store located in Richmond, Indiana, which has been in business since 1930. He is a member of the Richmond Redevelopment Commission and was a past president and director of Main Street Center City Development, a former community-based nonprofit organization dedicated to the revitalization of the historic downtown area of Richmond, Indiana. Mr. Blum’s years of work with and running Bullerdick’s has provided him with strong leadership, management, financial and administrative skills, which together with his 25 years of service as a bank director, brings valuable knowledge and skills to our organization. In addition, his participation in our local business community for over 30 years brings knowledge of the local economy and business opportunities to First Bank Richmond.

Jeffrey A. Jackson. Mr. Jackson currently is a director at Brady Ware & Company, a regional accounting firm with more than 150 professional team members, serving clients throughout the Midwest and in Georgia in a variety of industries. He joined Brady Ware & Company in 1980 and became a director in the firm in 1989 and served on its executive committee until December 2018. Mr. Jackson serves a wide variety of industries including manufacturers, contractors, retailers, agricultural businesses and professionals, with a focus on tax and financial planning issues of business owners and their closely-held businesses. Mr. Jackson has served nearly ten years as a member of the Board of Directors of the Economic Development Corporation of Wayne County and also currently serves on the Business Advisory Council for IU East School of Business and Economics. He is also a member of the board of the Richmond Symphony Orchestra. Mr. Jackson’s past board service includes the Reid Health Foundation and the Forest Hills Country Club, where he also served as president. Mr. Jackson joined the United States Army upon graduation from high school and, following his military service, graduated Magna Cum

Laude with a degree in accounting from Ball State University. Mr. Jackson, who serves as our audit committee financial expert, is a Certified Public Accountant, a Certified Financial Planner and has received his Personal Financial Specialist credentials from the American Institute of Certified Public Accountants. Mr. Jackson was inducted into the Eastern Indiana Junior Achievement Business Hall of Fame in 2017. Mr. Jackson’s qualifications to serve as a board member include his extensive and varied accounting experience, as well as his knowledge of and involvement in the communities we serve.

M. Lynn Wetzel. Mr. Wetzel began working in the automobile industry in 1973, purchasing his first dealership in Pittsburgh, Pennsylvania, a Mercedes-Benz dealership, in 1983. Mr. Wetzel currently owns and operates six dealerships in Richmond, Indiana, which include Honda and Dodge dealerships purchased in 1998, Chrysler and Jeep dealerships purchased in 2004, and Ford and Chevrolet dealerships purchased in 2007. He serves as a trustee on the board of the Boys and Girls Clubs of Wayne County, is a former board member of the Wayne County Area Chamber of Commerce, past president and former board member of the Pittsburgh Auto Dealers Trade Association and former board member of the Pennsylvania Automobile Dealers Association. Mr. Wetzel also actively supports multiple charitable causes in the community including sponsorship, in partnership with First Bank Richmond and the Wayne County Area Chamber of Commerce, of the “School is Cool” program which gives an automobile or scholarship annually to a senior high school student with perfect attendance during the school year. Mr. Wetzel’s business acumen, including his broad range of knowledge in the areas of finance, leasing, negotiations and day-to-day business operations resulting from his extensive career in the automobile industry makes him a valuable asset to our board and the committees on which he serves.

Director Compensation

Our directors receive compensation for their service on the boards of the Company and First Bank Richmond. The following table provides compensation information for each member of our board of directors during the year ended December 31, 2019, except for Mr. Kleer, our Chairman, President and Chief Executive Officer, whose compensation is presented in the Summary Compensation table under the caption “Executive Compensation” below.

The following table provides compensation paid to, or earned by, each non-employee member of our Board of Directors during the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash	All Other Compensation	Total

Thomas L. Holthouse (1)	$12,834	---	$12,834
E. Michael Blum	39,600	---	39,600
Harold T. Hanley, III(2)	4,500	---	4,500
Jeffrey A. Jackson	38,000	---	38,000
Lindley S. Mann	44,950	---	44,950
W. Ray Stevens, III	39,950	---	39,950
Kathryn Girten	38,450	---	38,450
M. Lynn Wetzel	38,550	---	38,550

(1)	Retired from the Company and First Bank Richmond Boards effective April 17, 2019.

(2)	Appointed to the Company and First Bank Richmond Boards in September 2019.

In setting their compensation, our board of directors considers the significant amount of time and level of skill required for director service. During 2019, directors of Richmond Mutual Bancorporation received an annual retainer of $12,000 for service on the Richmond Mutual Bancorporation board, with no additional fees paid for attendance at any board or committee meetings.

During 2019, directors of First Bank Richmond received an annual retainer of $14,500 for service on the First Bank Richmond board and $750 for each board meeting attended. In addition, each non-employee director of First Bank Richmond received $250 for each committee meeting attended and $300 per meeting for service as Committee Chair.

Directors have the option to enroll in First Bank Richmond’s health insurance coverage on the same terms and conditions that are available generally to all eligible employees and are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending industry conferences and continuing education seminars.

Board of Directors’ Meetings and Committees and Corporate Governance Matters

Director Independence.  The rules of the Nasdaq Stock Market, as well as those of the SEC, impose several requirements with respect to the independence of our directors, including the requirement that at least a majority of the board be “independent” as that term is defined under the applicable rules. Our board of directors has undertaken a review of the independence of each director in accordance with these rules. Based on information provided by each director concerning his or her background, employment and affiliations, our board of directors has determined that Directors Blum, Hanley, Jackson, Mann, Stevens, Girten and Wetzel do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the following relationships between us and our directors and executive officers, which are not required to be reported under “Transaction with Certain Related Persons” below.   Mr. Jackson’s daughter is an employee in the leasing division of First Bank Richmond.

Board Leadership Structure.  We currently combine the positions of President, Chief Executive Officer and Chairman into one position. We believe that this structure is appropriate because of the primarily singular operating environment of the Company and First Bank Richmond, with our predominant focus on being a provider of retail financial services. Having the President, Chief Executive Officer and Chairman involved in the daily operations of this focused line of operations improves the communication between management and the Board and ensures that the Board’s interest is represented in our daily operations, particularly with regard to risk management. Because the President, Chief Executive Officer and Chairman positions are currently combined, the Board of Directors decided to designate a non-management director (currently Director Mann) to serve as lead director. The lead director is responsible for presiding over executive sessions of the non-management directors held outside the presence of the Chairman, and for serving as a liaison between the non-management directors and the Chairman.

Board Role in Risk Oversight.  Our Board of Directors is responsible for consideration and oversight of risks facing Richmond Mutual Bancorporation and is responsible for ensuring that material risks are identified and managed appropriately.  The Audit Committee meets quarterly, or more frequently as needed, with management in order to review our major financial risk exposures and the steps management is taking to monitor and control such exposures.  Directors also serve on various committees that focus on major areas of risk in Richmond Mutual Bancorporation and First Bank Richmond that include but are not limited to loans and compensation. Directors discuss risk and risk mitigation strategies with management within these committees.  All risk oversight discussions are included in committee reports to the full Board of Directors.

Board Meetings and Committees.  Meetings of Richmond Mutual Bancorporation’s Board of Directors are generally held on a quarterly basis.  The membership of First Bank Richmond’s Board of Directors is identical to Richmond Mutual Bancorporation’s Board of Directors.  Meetings of First Bank

Richmond’s Board of Directors are generally held on a monthly basis.  For the year ended December 31, 2019, the Board of Directors of Richmond Mutual Bancorporation held four regular meetings and five special meetings, and the Board of Directors of First Bank Richmond held 12 regular meetings and no special meetings. During 2019, no incumbent director attended fewer than 75% in the aggregate of the total number of meetings of each Board and the total number of meetings held by the committees of each Board on which committees he or she served.

The Board of Directors of Richmond Mutual Bancorporation has standing Compensation, Audit and Corporate Governance and Nominating committees.  Information regarding the functions of the Board’s committees, their present membership and the number of meetings held by each committee for the year ended December 31, 2019, is set forth below:

Compensation Committee.  The Compensation Committee operates under a formal written charter adopted by the Board of Directors.  The Compensation Committee is responsible for: (i) determining and evaluating the compensation of the Chief Executive Officer and other executive officers; (ii) reviewing and monitoring existing compensation plans, policies and programs and recommending changes to the goals and objectives of these plans, policies and programs to the entire Board; and (iii) reviewing and recommending new compensation plans, policies and programs.  The Compensation Committee also recommends to the Board of Directors any changes in the compensation structure for non-employee directors and conducts an annual performance review of the Chief Executive Officer.  The Compensation Committee does not delegate its authority to any one of its members or any other person, however, Mr. Kleer does make recommendations to the Compensation Committee for all compensation, except his own.

The Compensation Committee is comprised of Directors Wetzel (chair), Girten and Mann, each of whom is “independent” as that term is defined for compensation committee members in the Nasdaq Marketplace Rules (the “Nasdaq Rules”). The Compensation Committee is scheduled to meet at least once a year and on an as-needed basis.  The Compensation Committee met one time during 2019.

Audit Committee.  The Audit Committee operates under a formal written charter adopted by the Board of Directors.  The Audit Committee is appointed by the Board of Directors to provide assistance to the Board in fulfilling its oversight responsibility relating to the integrity of our consolidated financial statements and the financial reporting processes, the systems of internal accounting and financial controls, compliance with legal and regulatory requirements, the annual independent audit of our consolidated financial statements, the independent auditors qualifications and independence, the performance of our internal audit function and independent auditors and any other areas of potential financial risk to Richmond Mutual Bancorporation specified by its Board of Directors.  The Audit Committee also is responsible for the appointment, retention and oversight of our independent auditors, including pre-approval of all audit and non-audit services to be performed by the independent auditors.

The current members of the Audit Committee are Directors Stevens (chair), Hanley, Jackson and Mann. All members of the Audit Committee, in addition to being independent as defined under Rule 4200 (a)(15) of the Nasdaq Rules, (i) meet the criteria for independence set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 and (ii) are able to read and understand fundamental financial statements, including our balance sheet, income statement, and cash flow statement.  Additionally, Jeffrey A. Jackson has had past employment experience in finance or accounting and/or requisite professional certification in accounting that results in his financial sophistication. The Board of Directors has determined that Mr. Jackson meets the requirements adopted by the SEC for qualification as an “audit committee financial expert.”  During 2019, the Audit Committee held 4 meetings.

Corporate Governance and Nominating (CGN) Committee.  Our CGN Committee is comprised of Directors Blum (chair), Girten and Stevens, each of whom is “independent” as that term is defined for compensation committee members in the Nasdaq Rules. The CGN Committee is scheduled to meet at least once a year and on an as-needed basis.  The CGN Committee did not meet during 2019, as it was not formed until July 2019 upon the Company becoming a publicly traded company. The CGN Committee operates under a formal written charter adopted by the Board of Directors.  The CGN Committee is responsible for identifying and recommending director candidates to serve on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the CGN Committee.  The nominees for election at the meeting identified in this document were recommended to the Board by the CGN Committee.  The CGN Committee has the following responsibilities under its charter:

(i)	recommend to the Board the appropriate size of the Board and assist in identifying, interviewing and recruiting candidates for the Board;
(ii)

recommend candidates (including incumbents) for election and appointment to the Board of Directors, subject to the provisions set forth in the charter and bylaws relating to the nomination or appointment of directors, based on the following criteria: (i) business experience, education, integrity, reputation, independence, conflicts of interest, diversity, and age; (ii) number of other directorships and commitments (including charitable obligations); (iii) tenure on the Board; (iv) attendance at Board and committee meetings: (v) stock ownership; (vi) specialized knowledge (such as an understanding of banking, accounting, marketing, finance, regulation and public policy); (vii) residency and a commitment to the Company’s communities and shared values; and (viii) overall experience in the context of the needs of the Board as a whole.  As a general rule, it is the desire of the Board of Directors that directors shall live and/or work in the communities served by the Company’s subsidiary bank;

(iii)	consider and evaluate nominations from shareholders using the same criteria as all other nominations;
(iv)	annually recommend to the Board committee assignments and committee chairs on all committees of the Board, and recommend committee members to fill vacancies on committees as necessary; and
(v)	perform any other duties or responsibilities expressly delegated to the CGN Committee by the Board.

Pursuant to the Company’s bylaws, no person 76 years of age or older is eligible for election, re-election, appointment or re-appointment to the Company’s Board of Directors.  No director who has attained the age of 76 shall continue to serve as a director beyond the annual meeting of shareholders at which his or her term as a director expires.

Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures.  Pursuant to the Company’s bylaws, nominations for directors by shareholders must be made in writing and received by the Secretary of the Company at the Company’s principal executive offices no earlier than 120 days prior to the meeting date and no later than 90 days prior to the meeting date.  If, however, less than 100 days’ notice or public announcement of the date of the meeting is given or made to shareholders, nominations must be received by the Company not later than the close of business on the tenth day following the earlier of the day on which notice of the date of the meeting was mailed or otherwise transmitted or the day on which public announcement of the date of the meeting was first made. In addition to meeting the applicable deadline, nominations must be accompanied by certain information specified in the Company’s bylaws.

This description is a summary of our nominating process.  Any shareholder wishing to propose a director candidate to the Company should review and must comply in full with the procedures set forth in the Company’s charter and bylaws.

Communications with Directors.  Any shareholder desiring to communicate with the Board of Directors, or one or more specific members thereof, should communicate in writing addressed to Lindley S. Mann, Lead Director, Richmond Mutual Bancorporation, Inc., 31 North 9th Street, Richmond, Indiana, 47374.

Attendance Policy at Annual Meetings.  Although we do not have a formal policy regarding director attendance at annual shareholder meetings, directors are expected to attend these meetings.  This is our first annual shareholders’ meeting since becoming a public company.

Committee Charters.  The charters of the Audit, Compensation and CGN Committees are posted on our websites at www.firstbankrichmond.com and www.mutualbancorp.com and can be found by clicking on the "Investor Relations” link located at the bottom of our home page.

Code of Ethics.  We have adopted a code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, and person performing similar functions, and to all of our other employees and our directors.  You may obtain a copy of the code of ethics free of charge by writing to the Corporate Secretary of Richmond Mutual Bancorporation, 31 North 9th Street, Richmond, Indiana, 47374 or by calling (765) 962-2581.  In addition, the code of ethics is available on our websites at www.firstbankrichmond.com and www.mutualbancorp.com and can be found by clicking on the "Investor Relations” link located at the bottom of our home page.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

In the ordinary course of our business, we have engaged and expect to continue engaging in ordinary banking transactions with our directors, executive officers, their immediate family members and companies in which they may have a 5% or more beneficial ownership interest, including loans to such persons. Except as set forth below, there were no transactions of this nature, the amount of which exceeded $120,000 during 2019 or 2018.

Federal law generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from the prohibition for loans made by federally insured financial institutions, such as First Bank Richmond, to their executive officers and directors in compliance with federal banking regulations. At December 31, 2019, all of our loans to directors and executive officers were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to First Bank Richmond, and did not involve more than the normal risk of collectability or present other unfavorable features. These loans were performing according to their original repayment terms at December 31, 2019 and were made in compliance with federal banking regulations.

In connection with First Bank Richmond’s reorganization from the mutual holding company structure to the stock holding company form of organization and the Company’s related stock offering in which the Company raised gross proceeds of approximately $130.3 million, we paid KBW fees totaling approximately $1.3 million for its role as financial advisor and records agent.  The reorganization and stock offering were completed on July 1, 2019.  Harold Hanley, prior to his retirement from KBW in August 2019, was a Managing Director of KBW and was responsible for overseeing our reorganization and stock offering.  As a Managing Director of KBW, Mr. Hanley’s compensation for 2019 consisted of his base compensation plus a bonus paid in March of 2020 related to both Mr. Hanley’s performance and the firm’s overall performance during the prior year.  Base compensation and bonuses are determined by KBW’s senior management committee (of which Mr. Hanley was not a member), are subjective and are not based on any pre-determined formula. Mr. Hanley joined the boards of directors of Richmond Mutual Bancorporation and First Bank Richmond in September 2019, following his retirement from KBW.

Robin Weinert serves as Senior Vice President/Operations & Retail Banking of First Bank Richmond. Mrs. Weinert is the spouse of Dean Weinert, who serves as President of Mutual Federal, a division of First Bank Richmond. As a result of her employment with First Bank Richmond, Mrs. Weinert received annual compensation of $149,678 in 2019 and $135,192 in 2018.

Except as stated above, we have not entered into any transactions since January 1, 2018 in which the amount involved exceeded $120,000 and in which any related persons had or will have a direct or indirect material interest.

EXECUTIVE COMPENSATION

Summary Compensation Table. The table below summarizes for the year ended December 31, 2019 and 2018 the total compensation paid to or earned by Garry Kleer, our Chairman, President and Chief Executive Officer, and our two other most highly compensated executive officers. Each individual listed in the table below is referred to as a “named executive officer.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus(1) ($)	All Other Compensation ($)		Total ($)

Garry D. Kleer Chairman, President and CEO	2019	$408,500	$41,950	$61,242	(2)	$511,692
	2018	394,615	31,900	47,893		474,408

Donald A. Benziger Executive Vice President/CFO	2019	$215,115	$17,450	$10,320	(3)	$242,885
	2018	207,692	6,900	—		214,592

Dean W. Weinert, President of Mutual Federal, a division of First Bank Richmond	2019	$203,654	$1,950	$20,832	(4)	$226,436
	2018	195,154	1,900	10,912		207,966

(1)	Amounts in this column represent a discretionary bonus.

(2)

Includes: $35,500 paid to Mr. Kleer for his service as a director on the boards of directors of First Bank Richmond and Richmond Mutual Bancorporation; $5,000 paid to Mr. Kleer for his service as an advisory director on the Mutual Federal advisory board; $7,581 in 401(k) plan matching contributions and $13,161 in common stock allocations to Mr. Kleer under the ESOP.

(3)	Includes: $10,320 in common stock allocations to Mr. Benziger under the ESOP.
(4)

Includes: $5,000 for Mr. Weinert’s service as an advisory director on the Mutual Federal advisory board; $6,168 in 401(k) plan matching contributions and $9,664 in common stock allocations to Mr. Weinert under the ESOP.

Nonqualified Deferred Compensation Plan. In April 2019, Richmond Mutual Bancorporation and First Bank Richmond (the “Employers”) entered into a Nonqualified Deferred Compensation Plan (the “SERP”) with Garry Kleer, their President and Chief Executive Officer, in order to provide Mr. Kleer with supplemental retirement benefits. The SERP provides for the following: (i) a normal retirement benefit of $200,000 per year for a period of 15 years, payable in annual installments, if Mr. Kleer has a separation from service on or after age 68 other than for cause or death, (ii) an early termination benefit equal to the normal retirement benefit if he has a separation from service prior to age 68 other than for cause or death, with such benefit to commence after he reaches age 68, (iii) a lump sum death benefit equal to the amount of the SERP benefit accrued at the time of death under generally accepted accounting principles if Mr. Kleer dies while still employed and prior to a change in control or disability, (iv) a lump sum death benefit equal to the present value of any remaining installments if Mr. Kleer dies after an event triggering installment payments but prior to receiving all installment payments owed, (v) a lump sum disability benefit equal to the amount of the SERP benefit accrued at the time of disability under generally accepted accounting principles if Mr. Kleer becomes disabled while still employed, and (vi) a lump sum change in control benefit equal to the present value of his normal retirement benefit if a change in control (as defined in the SERP) occurs while Mr. Kleer is still employed and prior to any disability. In the event Mr. Kleer’s employment is terminated for cause (as defined in the SERP), he will forfeit any and all benefits to which he would otherwise be entitled to receive under the SERP. The SERP constitutes an unfunded, unsecured promise by the Employers to make payments to Mr. Kleer or his beneficiary in the future.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report shall not be deemed to be “soliciting materials” or to be filed with the SEC, nor shall said information be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding the incorporation by reference of this proxy statement into any such filing.

The Audit Committee has reviewed and discussed the audited financial statements of Richmond Mutual Bancorporation for the year ended December 31, 2019, with management.  The Audit Committee has discussed with BKD LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has also received the written disclosures and the letter from BKD LLP required by applicable requirements of the Public Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with BKD LLP its independence.

Based on the Audit Committee's review and discussions noted above, it recommended to the Board of Directors that Richmond Mutual Bancorporation’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

The foregoing report is furnished by the Audit Committee of the Board of Directors:

W. Ray Stevens, III (Chair)Harold T. Hanley, IIIJeffrey A. Jackson     Lindley S. Mann

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors appointed BKD LLP to serve as our independent registered public accounting firm for the year ending December 31, 2020 and is soliciting your ratification of that selection.

Your ratification of the Audit Committee’s selection of BKD LLP is not necessary because the Audit Committee has responsibility for selection of our independent registered public accounting firm.  However, the Audit Committee will take your vote on this proposal into consideration when selecting our independent registered public accounting firm in the future.  A representative of BKD LLP is expected to be present at the annual meeting of shareholders and will have the opportunity to make a statement or respond to any appropriate questions that shareholders may have.

The Board of Directors recommends that shareholders vote “FOR” the ratification of the appointment of BKD LLP as Richmond Mutual Bancorporation’s independent registered public accounting firm for the year ending December 31, 2020.

Principal Accountant Fees and Services

Set forth below is certain information concerning aggregate fees billed for professional services rendered by BKD LLP during the years ended December 31, 2019 and 2018.

	Year Ended December 31,
	2019	2018
Audit Fees	$ 110,503	$ 88,643
Audit-related Fees	145,423	—
Tax fees	14,500	33,400
All Other Fees	—	—

Audit Fees. Audit Fees for 2019 and 2018 include aggregate fees billed for professional services for the audits of Richmond Mutual Bancorporation’s annual financial statements for the years ended December 31, 2019 and 2018 and for review of quarterly condensed consolidated financial statements included in periodic reports filed with the Securities and Exchange Commission during 2019.

Audit-Related Fees. Audit-Related Fees for 2019 include fees billed for the reorganization from the mutual to stock holding company form of organization and our related initial public offering.

Tax Fees. Tax Fees include fees billed for professional services for state tax opinions rendered as part of the conversion and reorganization and for tax compliance and tax related fees.

Our Audit Committee has determined that the services provided by BKD LLP as set forth herein are compatible with maintaining BKD LLP’s independence.

Pursuant to the terms of its charter, the Audit Committee is responsible for the appointment, compensation, retention and oversight of the work of the independent auditors. The Audit Committee must pre-approve the engagement letters and the fees to be paid to the independent auditors for all audit and permissible non-audit services to be provided by the independent auditors and consider the possible effect that any non-audit services could have on the independence of the auditors. The Audit Committee may establish pre-approval policies and procedures, as permitted by applicable law and SEC regulations and consistent with its charter for the engagement of the independent auditors to render permissible non-audit services to the Corporation, provided that any pre-approvals delegated to one or more members of the committee are reported to the committee at its next scheduled meeting. At this time, the Audit Committee has not adopted any pre-approval policies.

ADDITIONAL INFORMATION

Proxy Solicitation Costs

The Company will pay the costs of soliciting proxies.  The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s common stock.  In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Shareholder Proposals for 2020 Annual Meeting

In order to be eligible for inclusion in Richmond Mutual Bancorporation’s proxy materials for next year’s annual meeting of shareholders, any shareholder proposal to take action at such meeting must be received in writing at Richmond Mutual Bancorporation’s main office at 31 North 9th Street, Richmond, Indiana 47374, no later than December 18, 2020.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities and Exchange Act of 1934, as amended and to the Company’s Charter and Bylaws.

In addition to the deadline and other requirements referred to above for submitting a stockholder proposal to be included in the Company’s proxy materials for its next annual meeting of shareholders, the Company’s bylaws require a separate notification to be made in order for a stockholder proposal to be eligible for presentation at the meeting, regardless of whether the proposal is included in the Company’s proxy materials for the meeting.  In order to be eligible for presentation at the Company’s next annual meeting of shareholders, written notice of a stockholder proposal containing the information specified in Article I, Section 6 of the Company’s bylaws must be received by the Secretary of the Company not earlier than the close of business on January 20, 2021 and not later than the close of business on February 19, 2021.  If, however, the date of the next annual meeting is before April 30, 2021 or after July 19, 2021, the notice of the stockholder proposal must instead be received by the Company’s Secretary not earlier than the close of business on the 120th day prior to the date of the next annual meeting and not later than the close of business on the later of the 90th day before the date of the next annual meeting or the tenth day following the first to occur of the day on which notice of the date of the next annual meeting is mailed or otherwise transmitted or the day on which public announcement of the date of the next annual meeting is first made by the Company.

Form 10-K

This proxy statement is accompanied by a copy of our Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities and Exchange Commission (excluding exhibits).  We encourage you to read the Form 10-K.  It includes information on our operations, products and services, as well as our audited financial statements.  Although the Annual Report is being provided to shareholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.  To request a copy of the 10-K with exhibits, call or write to: Donald Benziger, Executive Vice President and Chief Financial Officer, Richmond Mutual Bancorporation, Inc., 31 North 9th Street, Richmond, Indiana 47374; tel. (765) 962-2581.   Alternatively, copies of these documents may be obtained from our website, www.firstbankrichmond.com, by clicking on the "Investor Relations” link located at the bottom of our home page.

Other Matters

We are not aware of any business to come before the annual meeting other than those matters described in this proxy statement.  However, if any other matter should properly come before the meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

RICHMOND MUTUAL BANCORPORATION, INC.

BROADRIDGE CORPORATE ISSUER SOLUTIONS
C/O RICHMOND MUTUAL BANCORPORATION, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2020, (or up until 11:59 p.m. Eastern Time on May 17, 2020 for shares held in the Richmond Mutual Bancorporation Employee Stock Ownership Plan). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2020, (or up until 11:59 p.m. Eastern Time on May 17, 2020 for shares held in the Richmond Mutual Bancorporation Employee Stock Ownership Plan). the day before the annual meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D08656-P39257 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RICHMOND MUTUAL BANCORPORATION, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Harold T. Hanley, III (2-year term)
02) Lindley S. Mann (3-year term)
03) W. Ray Stevens, III (3-year term)
04) Kathryn Girten (3-year term)

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. Ratification of the appointment of BKD LLP as the independent registered public accounting firm for the year ending December 31, 2020.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote on any other business that properly may come before the Annual Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt from Richmond Mutual Bancorporation, Inc. prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated April 17, 2020 and Richmond Mutual Bancorporation, Inc.'s Annual Report for the fiscal year ended December 31, 2019.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D08657-P39257

REVOCABLE PROXY

RICHMOND MUTUAL BANCORPORATION, INC.
ANNUAL MEETING OF SHAREHOLDERS
MAY 20, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) hereby appoint(s) the Board of Directors of Richmond Mutual Bancorporation, Inc. (the "Company") with full powers of substitution, to act as attorneys and proxies, to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of the Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m., Eastern Time on Wednesday, May 20, 2020, at the First Bank Richmond Financial Center located at 31 North 9th Street, Richmond, Indiana, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed by the shareholder(s). If no such directions are made, this proxy will be voted FOR the election of the nominees listed on the reverse side for the Board of Directors and FOR proposal 2. Should a nominee be unable to serve as a director, an event that we do not anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Company's Board of Directors. If any other business is properly presented at the Annual Meeting, this proxy will be voted by the majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Should the shareholder(s) be present and elect to vote at the Annual Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Annual Meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders, by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting, or by attending and voting at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy.

PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE.